Southwest Iowa Renewable Energy
Amendment No. 01
Contract No. P0607M01032
Funding Agreement 07-HQJC-005

                             AMENDMENT

      PROGRAM:                                             HQJC
      FUNDING AGREEMENT NUMBER:                            07-HQJC-005
      AMENDMENT NUMBER:                                    01

         THIS AMENDMENT is made by and between the IOWA DEPARTMENT OF ECONOMIC
DEVELOPMENT, (hereafter "Department" or "IDED"), 200 East Grand Avenue, Des
Moines, Iowa 50309, an agency of the State of Iowa and Southwest Iowa Renewable
Energy (hereafter "Contractor"), 2101 South 42nd Ave., Council Bluffs, Iowa
51501-8409.

         Contractor, by correspondence dated January 23, 2007 requested that the contract be amended. Funding Agreement Number 07-HQJC-005, along with Master
Contract Exhibits C and D, are hereby modified as follows:

1.   REVISION OF ARTICLE 2.7, "HIGH QUALITY JOBS." Article 2.7, "High Quality
     Jobs," is amended by increasing the starting wage from $17.72 to $21.81.
     Article 2,.7 shall read:

          "2.7 High Quality Jobs. "High Quality Jobs" means created jobs that, at a minimum, have a starting wage including benefits equal to or greater than $21.81 as shown in,Master Contract Exhibit D, Job
          Obligations."

2.   REVISION OF EXHIBIT C -- DESCRIPTION OF THE PROJECT AND AWARD BUDGET;
     REVISION OF EXHIBIT D -- JOB OBLIGATIONS Exhibits C and D are amended to increase jobs created from 45 to 54 with 34 (not 27) qualifying for VAAPFAP and 29 (not 27) qualifying for HQJC at 160% of the threshold. The average wage for VAAPFAP will increase from $21.72 per hour to $23.99 per hour and the average wage for HQJC will increase from $21.72 to 25.45 per hour.

Revised Exhibit C and Exhibit D are attached and hereby incorporated by reference in Amendment Number 01.

Except as otherwise revised above, the terms, provisions, and conditions of
Funding Agreement Number 07-HQJC-005 remain unchanged and are in full force and effective as of the latest date stated below:

FOR CONTRACTOR:                                    FOR IDED:

                   DESCRIPTION OF THE PROJECT AND AWARD BUDGET
                                   (EXHIBIT C)
                                  (Amendment 01)

          Name of Business:  Southwest Iowa Renewable Energy, LLC
                             ------------------------------------

          Contract Number:   P0607M01032
                             ------------------------------------

          Amendment          01
                             ------------------------------------

                               PROJECT DESCRIPTION

  Southwest Iowa Renewable Energy, LLC will construct a 110 million gallon ethanol plant in Pottawattamie County The project involves land acquisition, site preparation, building construction, acquisition of machinery and equipment, watertsewer, rail, electric/steam, job training and working capital
  The Business will create 54 full time equivalent positions as a result of this project.

                                   VAP                        HQJC
                                   ---                        ----

 Project Completlon Date:     July 31, 2009                  July 31, 2011
 Job Maintenance Period:      July 31, 2011                  July 31, 2013

                                  AWARD BUDGET

          SOURCE OF FUNDS                                        USE OF FUNDS
                                Amount                                                               Cost
                                ------                                                               ----

     IDED Programs                                              * Land Acquisition                 $3,523,250
     VAP                     $200,000 loan/forgivable loan      * Site Preparation                 $5,245,000
     HQJC Program Benefits      (1) See Note                    * Building Construction           $46,251,206
                                                                * Mfg Machinery and Equipment     $75,351,704
     Community College          $235,000  260E                  Working Capital                   $20,650,000
     Business/Investors      $74,004,000 equity                 Job Training                         $235,000
     Bank                    $93,546,000 loan                   Rail                               $8,000,000
     MidAmerican              $2,150,000 utility extension      Water/Sewer                        $2,960,000
     IDOT, RISE, Rail           $500,000 rail loan              Electric/Steam                     $4,650,000
                                                                Development Contingency            $3,768,840

 (1)    $8,078.588 (estimated benefit value)

              SUB TOTAL     $170,635,000                                    SUBTOTAL             $170,635,000
                                                                * included as capital investment if awarded
                                                                  tax credit program

              SUB TOTAL               $0                                    SUB TOTAL                      $0

TOTAL ALL FUNDS             $170,635,000                                                         $170,635,000